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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 August 1, 2005



                               ASTA FUNDING, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                       ----------------------------------
                 (State or other jurisdiction of incorporation)


           0-26906                                         22-3388607
    ------------------------                 ---------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)


   210 Sylvan Avenue, Englewood Cliffs, New Jersey               07632
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       (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code: 201-567-5648

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

|_|      Written communications pursuant to Rule 425 under the Securities Act

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 29, 2005, Asta Funding, Inc. (the "Company") entered into a lease extension agreement (the "Lease") with 210 Sylvan Avenue LLC, to continue leasing office space in the building known as 210 Sylvan Avenue (the "Premises"), the Company's headquarters. The new lease includes the addition of approximaly 1,800 square feet. The term of the Lease shall begin on August 1, 2005 and end on July 31, 2010. The Lease contains a five (5) year option provision to renew the Lease. The base rent for the Premises during the first two years of the Lease is approximately $219,000.00 per annum. Effective August 1, 2007 and annually thereafter, an adjustment will be applied to the base rent increasing the base rent by the Consumer Price Index for Urban Wage Earners and Clerical Workers (1982-84 = 100) for New York City and Northern New Jersey issued by the Bureau of Labor Statistics of the United States Department of Labor. In addition to the base rent, the Company will be responsible for utility charges.

     The foregoing is a summary description of certain terms of the Lease. It is qualified in its entirety by the text of the Lease attached as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information set forth above in Item 1.01 of this current report on Form 8-K regarding the Lease is hereby incorporated into this Item 2.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
No.          Description
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10.1         Lease Agreement between Asta Funding, Inc. and 210 Sylvan Avenue
             LLC for the space at 210 Sylvan Avenue




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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASTA FUNDING, INC.


Date: August 1, 2005                    By: /s/ Mitchell Cohen
                                            -----------------------------------
                                        Mitchell Cohen
                                        Chief Financial Officer








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